                                                                    EXHIBIT 99.2


     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER OF KENNAMETAL INC.
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, F. Nicholas Grasberger III, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Kennametal Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended June 30, 2002 of Kennametal Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Kennametal Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.





                                         Subscribed and sworn to
                                         before me this 25th day of
/s/ F. Nicholas Grasberger III           September, 2002.
------------------------------
F. Nicholas Grasberger III
Vice President and
  Chief Financial Officer
Kennametal Inc.
September 25, 2002                       /s/ Jacqueline L. Zitt
                                         ----------------------
                                         Notary Public
                                         My commission expires:  January 8, 2004